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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-35656 and No. 333-45483) of Gradco Systems, Inc. of our report dated June 15, 1999 appearing on page S-2 of this Form 10-K.

PRICEWATERHOUSECOOPERS LLP
Costa Mesa, California
June 24, 1999